Exhibit 32-b

TRUSTMARK CORPORATION AND SUBSIDIARIES

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Trustmark Corporation (Trustmark) for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Louis E. Greer, Treasurer and Principal Financial Officer of Trustmark, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trustmark.

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal
Financial Officer

DATE:	February 28, 2007

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